UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On July 25, 2007, Aspen Insurance Holdings Limited (‘‘Aspen’’ or the ‘‘Company’’) announced that two of its directors, Prakash Melwani and Kamil Salame, have resigned from the Board of Directors (the ‘‘Board’’). The Company received letters of resignation from each such director on July 23, 2007, with their resignation effective upon the appointment of their respective successors.

Appointment of Directors

On July 25, 2007, at a meeting of the Board of the Company each of Matthew Botein and Richard Bucknall were appointed to the Board. The attached press release, furnished as Exhibit 99.1 to this Current Report on Form 8-K, provides additional information. Including these appointments and the above-mentioned resignations, Aspen now has 12 Directors on its Board. The Board has determined that Mr. Botein and Mr. Bucknall are independent directors pursuant to the NYSE Corporate Governance Standards applicable to U.S. domestic issuers.

Under Aspen’s Bye-Laws, the appointments of Messrs. Botein and Bucknall will be subject to shareholder vote at Aspen’s 2008 Annual General Meeting, at which Messrs. Botein and Bucknall will be standing for election as Class III Directors for the remaining two years of the Class III Directors’ three-year term. Mr. Botein will be a member of the Board’s Investment Committee, Corporate Governance and Nominating Committee and Compensation Committee. Mr. Bucknall will be the Chair of the Compensation Committee and a member of the Audit Committee. As non-executive Directors, Messrs. Botein and Bucknall are entitled to receive the same fees and benefits as other Aspen non-executive Directors. For additional information, please see our Annual Report on Form 10-K for the year ended December 31, 2006 and our Current Report on Form 8-K filed on May 9, 2007.

Item 5.02 of this Current Report on Form 8-K is incorporated by reference to Aspen’s Prospectus Supplement dated June 27, 2007, filed with the SEC June 29, 2007, Aspen’s Registration Statement on Form S-8, filed with the SEC August 9, 2006, Aspen’s Registration Statement on Form S-8, filed with the SEC March 16, 2006 and Aspen’s Registration Statement on Form S-8, filed with the SEC April 23, 2004.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On July 25, 2007, Aspen issued a press release announcing the appointment of Matthew Botein and Richard Bucknall to its Board of Directors.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9. Financial Statements and Exhibits

Item 9.01- Financial Statements and Exhibits

(d)	The following exhibit is furnished under Items 5.02 and 7.01 as part of this report:

99.1    Press Release from Aspen Insurance Holdings Limited dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: July 25, 2007	By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer